Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sustainable Environmental Technologies Corporation (the "Company") on Form 10-K for the year ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Keith Morlock, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 15, 2013

By:	/s/ Keith Morlock
Keith Morlock
Chief Executive and Principal Executive Officer